Deutsche Bank  2008 Energy and Utilities Conference  May 29, 2008  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Pennsylvania Update  • Legislative discussions continuing in four areas:  – Demand management, conservation  – Procurement  – Rate Mitigation  – Energy Independence fund  • PPL efforts  – Continuing discussions with legislators, regulators,  administration, other utilities --many areas of  agreement  – One-half of 2010 needs now under contract  – Phase-in plan approval delayed  2

 Scrubbers Expected to be Completed  on Budget and on Schedule  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  In Service 5/17/2008Montour 1  In Service 3/8/2008 Montour 2  Scheduled In-Service Dates  December, 2006 May, 2008  Montour Scrubber Construction  3  Brunner Island Scrubber Construction

 Expansion of Generation Portfolio  • Agreed to acquire long-term tolling agreement of 664 MW natural-gas combined-cycle plant in PJM  • Susquehanna Unit 1 uprate, phase 1, is now complete  • Susquehanna Unit 2 uprate following Spring 2009 refueling outage  • Progressing on other announced uprate and hydro expansion projects  • Investing in renewable energy projects  4

 Why Nuclear Makes Sense for PPL  5  • Public support  • Climate change legislation  • Potential JVs to reduce risk  • Economic analysis favorable  • Volatile coal, gas and oil prices  • Economic incentives for early movers  • Record performance at existing plants  • Multiple vendor designs and better technology  • Need for base-load generation in PJM  • Improved political and regulatory climate  Site of proposed new nuclear unit

 Nuclear Development Schedule  Late 2008 (Estimate)Order Long Lead-Time Materials  2016 to 2018 (Estimate)Commercial Operation  2011 (Estimate)Begin Construction  2011 (Estimate)NRC Approval of COLA  2009Early Site Work  Sept. 2008Submit DOE Loan Application  Sept. 2008Submit COLA  PPL has not yet decided to move forward with construction.  6

 Renewable Energy Development  • Objective: Generate Renewable Energy Credits(RECs) and improve carbon footprint  • Large Projects:  – Holtwood Hydro Expansion Project:  • 125MW, completion in 2012  – Maine and Montana Hydro Expansion Projects:  • 31MW, completion in 2009, 2011  – Wind development and purchases  • Smaller Projects:  – Distributed generation approach with projects on  customer sites  – Diversified portfolio of solar, biogas and biomass  projects  – 30MW in operation and construction  – Business plan to invest at least $100mm over 5  years  – Potential to commit $100mm by end of 2008  – Developing the largest rooftop solar installation in the  U.S. with Schering-Plough  7  Renewable Energy Park  Pennsauken, NJ

 Global Climate Change Legislation  Lieberman–Warner  • Aggressive targets and  timetables – severe and  disruptive to economic  growth  • No safety valve – leads  to price volatility  • Greater advantages to  those with diverse fuel  mix  • Industry challenge is to  amend the legislation to  reflect sector’s priorities  Bingaman–Specter  • Endorsed by PPL/EEI  • Targets and time tables align with technology development, reducing the economic impact on  consumers  • Includes a safety valve  • Viewed as too lenient  by the environmental community – no action  in the Senate  8

 PPL’s Carbon Footprint  • Currently 40% of generation output non- carbon emitting  • Power plant uprates – all carbon neutral  • If Holtwood hydro expansion and possible3rd nuclear unit are completed, 50% of generation output would be non-carbon emitting  • PPL’s Supply margins would benefit under various climate legislation that is being proposed  9

 RPM Update  • In April 2008, FERC denied PJM request to increase CONE  price in capacity pricing formula beginning with the 2011/2012  RPM auction  • FERC issued a separate April 2008 order regarding  Duquesne, which stated that PJM may grant network  transmission rights to capacity resources in the Duquesne  zone for 2011/2012 RPM auction  • The impact of including Duquesne’s capacity resources  reduced capacity prices for 2011/2012 RPM auction in May  2008, resulting in $110/MW-day pool wide  • There could be an offsetting positive impact on heat rates  10

 Coal Hedge and Supply Update  • Recent supply and demand events have resulted in higher coal prices  • PPL consumes approximately 9.2 million tons of coal in the east, and 3.3 million tons of coal in  the west  – In the west, 100% hedged 2008-2010, Colstrip hedged to 2019  – In the east, 89% hedged 2008-2010  • Our 1,600 fleet rail cars have been beneficial in  maintaining our deliveries  • Evaluating options to blend other coal sources at eastern units  11

 Hedge Positions -Electricity and Fuel  12  2008 2009 2010  Electricity Sales  East 98% 97% 66%  West 100% 81% 66%  Total 99% 94% 66%  Uranium 100% 100% 100%  Coal  East 99% 91% 77%  West 100% 100% 100%  Total 99% 93% 83%  Average Delivered  Coal Price Increase 10%-15% 10%-15% 3%-7%  Note: As of 3/31/2008

 Key Driver of Fleet Value: Open EBITDA  13  2010E  Generation Output -millions of MWH 56.2  Implied Gross Margin -millions * 3,698 $  O&M -millions (814) $  Open EBITDA -millions $ 2,884  Below-Market Value of Hedges -millions * (240) $  * Based on forward market prices as of March 31, 2008

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007A* 2008* 2010  Strong Long-Term Earnings Growth  Forecast  14  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.35  $2.45  $4.00  $4.60  Per Share

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 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 10/2007(2)  2007 2008 2009 2010 2010  9.4  $7.78  $6.86  $51  $45  $57  $57  $43  $73  8.8  $9.04  $8.08  $60  $53  $67  $64  $51  $79  8.58.48.4  $10.20$10.93$10.92  $9.04$9.74$9.87  $68$71$71  $60$62$63  $75$78$78  $72$76$76  $59$62$61  $87$91$92   (1) Market prices based on the average of broker quotes as of 3/31/2008.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 3/31/2008.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 PPL Supply Business Overview  2008E  Production GWH  A-2  2008E  Installed Capacity MW  Gas/  Oil  8%  Coal  54%  Nuclear  31%  Hydro  7%  QFs  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  3%

 Northern  App  43%  Central Pa  17%  Central App  14%  PRB  6%  Mine Mouth  20%  Coal Supply by Region  Projected 2008 Coal Supply Projected 2010 Coal Supply  Northern  App  53%  Central Pa  13%  Mine Mouth  20%  PRB  6%  Central App  5%  Potential Illinois/PRB for  Eastern Fleet  A-3  3%

 Key Drivers/Challenges Through 2010 and Beyond  • Increased prices for POLR sales  • Expiration and remarketing of supply contracts  • Power plant uprates and planned levels of equivalent  availability of generation  • Net economic benefits from the installation of scrubbers  at the Montour and Brunner Island coal-fired power plants  • Continued growth of marketing and trading activities  • Increased fuel and O&M costs  • Cost of compliance with evolving environmental regulation  • Stable electricity regulatory environment at Federal and State levels  A-4

 Summary of Completed RFP’s  Small Commercial and  Residential Customers   Industrial Customers   Round 1 (July 2007)  Retail Price Per MWH $101.77 $105.11  Round 2 (October 2007)  Retail Price Per MWH $105.08 $105.75  Round 3 (March 2008)  Retail Price Per MWH $108.80 $108.76  Average  Retail Price Per MWH  Increase in 2010  $105.22  34.4%  $106.54  23.8% to 42.8%   A-5

 62.00  64.00  66.00  68.00  70.00  72.00  74.00  76.00  1-Jan4-Jan7-Jan10-Jan13-Jan16-Jan19-Jan22-Jan25-Jan28-Jan31-Jan3-Feb6-Feb9-Feb12-Feb15-Feb18-Feb21-Feb24-Feb27-Feb1-Mar4-Mar7-Mar10-Mar13-Mar16-Mar19-Mar22-Mar25-Mar  7.00  7.50  8.00  8.50  9.00  9.50  10.00  $/MWH  2008 PJM Power & Natural Gas Prices  West Hub 2010 ATC  Power  2010 NYMEX Natural Gas  $/MMBtu  A-6  3/24 – Bids due for PPL  EU 3rd RFP

 0 20 40 60 80 100 120  2009  2009  2010  $/MWH  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-7  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWH ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 PPL’s Generation Portfolio  Total Domestic Generation: 11,358 MW  Planned Uprate Projects:  331 MW  * Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  Coal 3,483*  Nuclear 2,117  Oil 1,716  Gas 1,582  Hydro 343  CTs 474  QFs 356  East 10,071 MW*  Coal 683  Hydro 604  West 1,287 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2009, 2011) 128  Coal Uprate (2008-2009) 26  *  A-8

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-9  $972$153($29)$513Free Cash Flow before Dividends  (65)7466937Other Investing Activities-net  (1,490)(1,456)(1,609)(1,685)Capital Expenditures  --(310)(310)Transition Bond Repayment  Increase/(Decrease) in cash due to:  $2,527$1,535$1,824$1,571Cash from Operations  2010200920082007  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations. 2008 forecast includes expected net proceeds from the disposition of gas and propane businesses,  as well as the investment in the Ironwood tolling agreement.

 Millions  $1,043 $1,030  $824 $750 $692  $514  $302 $281  $305 $404 $521  $511  $340 $298  $327 $336 $343  $351  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E 2011E 2012E  Supply PA Delivery International Delivery  $1,685  $1,556  $1,376  $1,490$1,456  $1,609  Capital Expenditures by Segment  A-10

 2007 Synfuel and Divested Assets Earnings  A-11  Synfuel Q1 Q2 Q3 Q4 2007  Synfuel Earnings $0.07 $0.01 $0.02 $0.04 $0.14  Fuel Costs 0.01 0.01 0.01 0.01 0.04  Total Synfuel Contribution $0.08 $0.02 $0.03 $0.05 $0.18  Net Impact of Asset Divestitures $0.03 $0.03 $0.02 $0.00 $0.08

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2008 2008 2007 2006  Per Share Earnings from Ongoing Operations $2.45 $2.35 $2.60 $2.25  Special items (net of taxes):  economic hedges 0.13 0.13 0.08 (0.03)  Reversal of cost recovery - Hurricane Isabel (0.02)  Impairment of synfuel-related assets (0.01)  Sale of interest in Griffith (0.04)  Reduction in Enron reserve 0.03  Off-site remediation of ash basin leak 0.02  PJM billing dispute 0.01  Realization of benefits related to Black Lung Trust  assets 0.05  Susquehanna workforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.01)  Sale of Latin American businesses 0.67  Sale of domestic telecommunication operations (0.06)  Sale of gas and propane businesses (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of certain transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.02)  Synfuel tax adjustment (0.04) (0.04)  Colstrip ground water litigation (0.01) (0.01)  0.08 0.08 0.75 (0.01)  Reported Earnings Per Share $2.53 $2.43 $3.35 $2.24  Note: Per share amounts are based on diluted shares outstanding.  Forecast  MTM adj's from energy-related, non-trading  Actual  A-12

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Unsecured Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	Aaa/Baa1***	AAA/A	
Senior Secured Bonds	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

* Letter of Credit-Backed Security
** Insured Security
*** Ratings may differ for each issuance due to differences on Bond Insurer Ratings

A-13

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Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	POSITIVE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	POSITIVE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	POSITIVE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	POSITIVE

A-14

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PPL Facts

PPL Corporation (NYSE: PPL) is a Fortune 500 company with headquarters in Allentown, Pa. The Company's diversified corporate strategy is to achieve growth in energy supply margins while limiting volatility in both cash flows and earnings and to achieve stable, long-term growth in regulated delivery businesses through efficient operations and strong customer and regulatory relations. The strategy is carried out through four principal subsidiaries:

PPL EnergyPlus, which markets energy in key U. S. markets.

PPL Generation, which operates more than 11,000 megawatts of electricity generating capacity in Pennsylvania, Montana, Maine, Illinois, New York and Connecticut, with an additional 331 megawatts of planned upgrade projects.

PPL Electric Utilities, which delivers electricity to 1.4 million customers in Pennsylvania.

PPL Global, which delivers electricity to 2.6 million customers in the United Kingdom.

Security Ratings

	Moody's	S&P	Fitch
PPL Corp.			
Corporate Credit Rating	Baa2	BBB	BBB
PPL Capital Funding, Inc.			
Senior Unsecured Debt	Baa2	BBB-	BBB
PPL Electric Utilities Corp.			
First Mortgage Bonds	A3	A-	A-
Senior Secured Bonds	A3	A-	A-
PPL Energy Supply			
Senior Unsecured Notes	Baa2	BBB	BBB+
WPD Holdings Limited			
Senior Unsecured Debt	Baa3	BBB-	BBB
WPD Operating Cos.			
Senior Unsecured Debt	Baa1	BBB+	A-

See a complete list of all PPL rated companies in the appendix

Contacts

Timothy J. Paukovits
Director-Investor Relations
Phone: (610) 774-4124
Fax: (610) 774-5106
tjpaukovits@pplweb.com

Joseph P. Bergstein, Jr.
Financial Specialist
Phone: (610) 774-5609
Fax: (610) 774-5106
jpbergstein@pplweb.com

www.pplweb.com

A-15

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PPL Facts (cont.)  Financial and Operating Information  Note: See Appendix for the reconciliation of reported earnings per share and earnings from ongoing operations.  ii(Unaudited)  ($ in millions, except per share amounts) 12 Months Ended  March 2008 March 2007  Common Equity $5,584 $5,273  Preferred Equity 301 301  Short-Term Debt 41 71  Long-Term Debt 7,864 7,948  Total Capitalization $13,790 $13,593  Total Assets $21,055 $20,107  Operating Revenues $6,478 $6,124  Reported Earnings Per Share -Diluted $3.53 $2.03  Earnings Per Share From Ongoing Operations – Diluted $2.56 $2.22  Market Price Per Share $45.92 $40.90  Book Value Per Share $14.97 $13.68  ROE – Reported 25.13% 15.72%  ROE – Earnings From Ongoing Operations 18.71% 17.03%  Common Shares Outstanding (thousands)  End of Period 372,980 385,370  Average – Diluted 382,204 387,590  Annualized Dividend Rate $1.34 $1.22  Dividend Payout -Diluted, using annualized dividends  Reported Earnings Per Share 38% 60%  Earnings Per Share From Ongoing Operations 52% 55%  Electric Energy Sales – Domestic (millions of kWh)  Retail Deliveries 38,211 37,057  Retail Supply 40,356 39,175  Wholesale Supply  East 22,497 18,899  West 17,167 12,907  Net System Capacity (thousands of KW) 11,418 11,556  A-16

 Forward-Looking Information Statement  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins, sales  and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows, credit profile, financing,  dividends, business disposition, corporate strategy, capital additions and expenditures, and generating capacity and  performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation  believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these  statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in  the statements. The following are among the important factors that could cause actual results to differ materially from the  forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting generation  production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of  wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to  capital markets and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating  costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and  requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and  other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating  units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects,  markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic  conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary  governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state,  federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL  Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and  decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and  the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit  ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its  subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of  PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important  factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange  Commission.  A-17

 Definitions of Financial Measures  A-18  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains  that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic hedges. The  mark-to-market impact of these hedges is economically neutral to the company because the mark-to-market gains or losses  on the energy hedges will reverse as the hedging contracts settle in the future. Earnings from ongoing operations should not  be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance  determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing  operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s  underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses  earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different  measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as  the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be  considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that  free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and  investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside  financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before  dividends in a different manner.